Exhibit 99.2

METLIFE INVESTMENT MANAGEMENT LIMITED

METLIFE INVESTMENT MANAGEMENT, LLC

One MetLife Way

Whippany, NJ, 07981

November 10, 2023

Henry Schein Inc.

135 Duryea Road

Melville, New York, 11747

Attn: Michael Amodio, Vice President and Treasurer

Limited Waiver

Ladies and Gentlemen:

Reference is hereby made to that certain Third Amended and Restated Multicurrency Master Note Purchase Agreement, dated as of October 20, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”), among Henry Schein, Inc., a Delaware corporation (the “Company”), MetLife Investment Management Limited (“MIML”), MetLife Investment Advisors Company, LLC (“MIM” and together with MIML, “MetLife”) and each MetLife Affiliate party thereto. Capitalized terms used in this waiver letter (“Waiver Letter”) but not defined herein shall have the respective meaning ascribed to them in the Agreement.

The Company has requested an extension of the time required to deliver its unaudited financial statements with respect to the fiscal quarter ended September 30, 2023, pursuant to Section 7.1(a) of the Agreement. The Required Holders hereby agree to extend the due date for the above item to December 8, 2023.

The Company hereby represents and warrants to MetLife and each MetLife Affiliate party to the Agreement that no event has occurred, and no condition exists that, either before or after giving effect to this Waiver Letter, constitutes or would constitute a Default or an Event of Default.

Except as specifically set forth herein, nothing contained in this Waiver Letter shall amend, modify or alter any term or condition of the Agreement or any of the Financing Documents. This Waiver Letter may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver Letter by electronic mail or by .pdf shall be effective as delivery of a manually executed counterpart of this Waiver Letter. This Waiver Letter and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature Page Follows]

Very truly yours,

METLIFE INVESTMENT MANAGEMENT, LLC,
as Holder

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

METLIFE INVESTMENT MANAGEMENT LIMITED,
as Holder

By:	/s/ Colin McGinlay
Name: Colin McGinlay
Title: Authorized Signatory

METROPOLITAN LIFE INSURANCE COMPANY

By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

METLIFE INSURANCE K.K.

By: MetLife Investment Management, LLC, its investment manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

[Signature Page – Waiver Letter (MetLife Agreement)]

METLIFE REINSURANCE COMPANY OF CHARLESTON

By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

BRIGHTHOUSE LIFE INSURANCE COMPANY

By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

BRIGHTHOUSE REINSURANCE COMPANY OF DELAWARE

By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

SYMETRA LIFE INSURANCE COMPANY

By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

[Signature Page – Waiver Letter (MetLife Agreement)]

TRANSATLANTIC REINSURANCE COMPANY

By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

AMERICAN FIDELITY ASSURANCE COMPANY

By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

BALTIMORE LIFE INSURANCE COMPANY

By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

[Signature Page – Waiver Letter (MetLife Agreement)]

RSUI INDEMNITY COMPANY

By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

SWISS RE LIFE & HEALTH AMERICA INC.

By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

SWISS REINSURANCE COMPANY LIMITED

By: MetLife Investment Management Limited, as Investment Manager

By:	/s/ Colin McGinlay
Name: Colin McGinlay
Title: Authorized Signatory

PENSION AND SAVINGS COMMITTEE, ON BEHALF OF

THE ZURICH AMERICAN INSURANCE COMPANY MASTER RETIREMENT TRUST
By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

[Signature Page – Waiver Letter (MetLife Agreement)]

ZURICH AMERICAN INSURANCE COMPANY
By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

[Signature Page – Waiver Letter (MetLife Agreement)]

ZURICH GLOBAL, LTD.
By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

FARMERS INSURANCE EXCHANGE
By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

JOHN HANCOCK PENSION PLAN
By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

NEW YORK STATE INSURANCE FUND
By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

[Signature Page – Waiver Letter (MetLife Agreement)]

PRINCIPAL LIFE INSURANCE COMPANY
By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

MISSOURI REINSURANCE, INC.
By: MetLife Investment Management, LLC, Its Investment Manager

By:	/s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

[Signature Page – Waiver Letter (MetLife Agreement)]

ACKNOWLEDGED AND AGREED:

HENRY SCHEIN, INC.,
as Borrower

By:	/s/ Michael Amodio
Name:	Michael Amodio
Title:	Vice President and Treasurer

[Signature Page – Waiver Letter (MetLife Agreement)]